Dynamic Style Rotation Fund 1998 Annual Report




Fellow Shareholders:

     We are pleased to present our first Annual Report from the Dynamic Style Fund's inception August 3, 1998 to November 30, 1998.
We hope you have had a chance to visit your web site at http://www.ipsfunds.com. We update all performance statistics monthly and portfolio stocks daily. The Yahoo! Stocks button on the home page gives daily quotes, insider trading, news and analysis specifically on each company in your Fund. We are very happy with the returns that we have realized in the Fund over the short period that the fund has been in existence. The superior performance that we have seen since inception, relative to the overall market, is illustrated in FIGURE 1.


[FIGURE 1 APPEARS HERE - $10,000 INVESTMENT AT INCEPTION 8/3/98]



Figure 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

   Total Annual Return For:                Dynamic Style                Value Line             S&P 500
                                           Rotation Fund            Arithmetic Index          Composite
    4 months ended 11/30/98                    11.67%                    -2.53%                   4.31%

The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The Value Line Arithmetic Index and the S&P 500 Composite have been adjusted to reflect total return with dividends reinvested.

                                                            Management Discussion and Analysis
-------------------------------------------------------
|         TABLE 1:  Breakdown by Market Cap            |    Fund Review
|                   November 30, 1998                  |
|      ---------------------------------------         |        The Fund employs a technique of "Dynamic Style RotationSM", the
|        Sector              Number    Percent         |    rotation or tilting of the Fund's investment weightings between large
|                                                      |    and small capitalization, and growth and value equity securities as
|     1.  Large Caps (>$10b)   15        90.1%         |    general economic conditions change.  By rotating the Fund's investment
|     2.  Mid Caps              2         9.9%         |    emphasis in accordance with favorable market conditions for the
|     3.  Small Caps (<$1b)     0         0.0%         |    appropriate equity investment strategy, the Fund believes that it will
|      ----------------------------------------        |    be able to employ the most effective equity investment style for a
|         Total                17       100.0%         |    given set of market conditions.
|                                                      |
|    Weighted Average Market Capitalization:  $98.7b   |         As a starting point for the Fund on August 3rd, our initial style
 ------------------------------------------------------     modeling suggested a portfolio of large capitalization stocks that offer liquidity as well as consistent and superior earnings growth prospects relative to the market.  The specific market capitalization ranges of the equities in the Fund are illustrated in TABLE 1.  Our principal goal in the first two months was to position the Fund in such a way that in the event of a market downturn, damage to the returns would be minimal, yet still aligned in such a way that it would see substantial gains in the event of a market run to the upside.

     In managing the Fund, we continually monitor and adjust weightings in the portfolio among various equity investment styles and investment disciplines which, in our opinion, are most likely to enable the Fund to meet its investment objective. During the past few months, our investments in the technology sector, which outperformed the overall market, had the most positive impact on the Fund's performance lead by COMVERSE TECHNOLOGY (CMVT.O), INTERNATIONAL BUSINESS MACHINEs (IBM.N), and MICROSOFT (MSFT.O). Our overweighting of the Technology and Health/Pharmaceutical sectors will likely continue for the near future. While this is our current strategy in the market, the daily release of news articles, economic statistics, and market sentiment can change our near-term style-based allocations.

     While our goal is to generate superior returns, we are always
investing with the downside in mind. Style-based stock selection         ------------------------------------------------------
combined with tactical asset allocation is the basis for risk control,   |  [Figure 2 appears here, a graphical chart,         |
and we are always conscious of this fact to make sure that each          |  however, the representatives number are as         |
addition to the Fund improves its overall risk/reward characteristics.   |  follows:                                           |
As you can see by reviewing Figure 2, our attention to the risk/reward   |                                                     |
ratio has so far minimized the downside risk of your Fund. Please bear   |    Quarter Returns:  Dynamic Style Fund             |
in mind, though, that our ability to manage risk in the past does not    |     vs. Value Line Arithmetic Composition           |
mean we will always be able to do so in the future.                      |                                                     |
                                                                         |          IPS Dynamic Style        Value Line        |
                                                                         |          Fund Quarterly Returns   Quarterly Returns |
                                                                         |    9/98            -4.33%              -16.23%      |
Market and Economic Outlook                                              |    12/98           28.40%               19.80%      |
                                                                         -------------------------------------------------------
          There is a myriad of uncertainties that may restrict the
market's potential in the early half of 1999: impeachment proceedings;   Figure 2.  Volatility of DSR Fund vs. V.L. Arithmetic Index
global economic and financial

risks; the blossoming trade skirmish with Europe; a divergent market; and earnings uncertainties. Along the way, other issues, such as Y2K compliance, may capture investors' attention and produce volatility.

-----------------------------------------------------
|              TABLE 2                               |          The expected further easing of the Federal Reserve's policy
|              -------                               |      stance is likely to provide the necessary liquidity and support to
|                                                    |      keep the equity market from succumbing to the 20% decline that
| Industry Sector                       Position(%)  |      traditionally defines a bear market.  But this short-term buoyancy
|                                        11/30/98    |      does not change the underlying picture   profits remain under
| -------------------------------------------------  |      pressure, which will lead to a further decline in equity prices,
| Cash                                     7.4%      |      personal wealth, and eventually weaker consumption and investment.  As
| Financial & Brokerage                   14.8%      |      a result, growth in the U.S. is expected to slow from about 3.4% in
| Computer & Internat Hdwr                31.8%      |      1998 to just 1.6% in 1999. Table 2 illustrates how we have positioned
| Consumer Durables                       11.1%      |      your Fund at the end of November to deal with our anticipated economic
| Consumer Staples                         6.7%      |      conditions.
| Information & Services                   3.1%      |
| Pharmaceutical & Biotech                 2.8%      |
| Retail                                   3.1%      |
| Software                                 2.8%      |
| ---------------------------------------------------
|  Total                                 100.0%      |
|                                                    |
|  NOTE:  Large changes are bolded.                  |
 ----------------------------------------------------

         Essentially, 1999 appears destined to be a tug-of-war between the low inflation-low interest rate environment on one side versus the stagnation of corporate earnings growth on the other. In this environment, those companies perceived to be producing continuing or improving profits should provide support and resiliency to the market.


                                Summary


     Just because the market is at historically high valuation levels doesn't mean it can't go higher. You should not have to worry about the overall direction of the market if you are properly positioned and diversified. This is not to say that we will always remain fully invested in equities in the Fund. If we felt that the time was right, we would hold a larger cash position to reduce the account volatility, and by doing so reduce our overall market exposure.


     In summary, we are approaching the new year in much the same way we did last year - cautiously. Patient investors will be rewarded in this market as it will ultimately be driven by the long-term fundamentals, not the short-term technical and emotional moves. As events unfold, the Fund remains committed to the long-term success of our investors.

     We appreciate your investment in the IPS Dynamic Style RotationSM Fund, and we will continue to seek rewarding returns on your behalf.


Sincerely,



John J. Bartoletta            Darren J. Clauws
Portfolio Manager             Assistant Portfolio Manager

---------------------------------------------------------------------

     THIS ANNUAL REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS UNLESS IT IS PROCEEDED OR ACCOMPANIED
BY A PROSPECTUS FOR DYNAMIC STYLE ROTATION FUND.

----------------------------------------------------------------------

                                 FINANCIAL STATEMENTS

                                      (Audited)


                             Dynamic Style Rotation Fund


                           Statement of Assets and Liabilities
                          For the 4 months ended Nov. 30, 1998

------------------------------------------------------------

ASSETS:
Investments in securities, at value -
  identified cost $150,176.45                   $171,561

Cash                                                 .91
Accrued income
  Sales of fund shares                                0
  Security sales                                      0
  Dividends                                          39
  Interest                                           53
Other assets                                          0
                                              ---------

Total assets                                    171,653


LIABILITIES:
 Accrued expenses                                   199
                                              ---------

Total liabilities                                   199
                                              ---------

NET ASSETS ON MAY 31, 1998
Equivalent to $13.40 per share based on
12,791.143 shares of capital stock
outstanding                                   $ 171,454
                                              =========

===========================================================================

                                Statement of Operations
                          For the 4 months ended Nov. 30, 1998


INVESTMENT INCOME:
Income
   Dividend income                            $265
   Interest                                    320
                                            ------
Total income                                   585
Expenses:
   Management fees                             573
   Expense reimbursement                         0
   Organizational cost                           0
                                             -----
   Total expense                               573
                                             -----
  Net investment income                         12
                                             -----

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments             (1)

   Change in unrealized appreciation
   of investments for the year              21,385
                                            ------
   Net gain (loss) on investments           21,384
                                            ------

Net Increase in Net Assets
   Resulting from Operations                $21,396
                                            =======

                                FINANCIAL STATEMENTS
                                      (Audited)


                             Dynamic Style Rotation Fund





                           Statement of Changes in Net Assets
                          For the 4 months ended Nov. 30, 1998



  INCREASE (DECREASE) IN NET        1998
    ASSETS FROM OPERATIONS:         ----

     Investment income-net           $12

 Net realized gain on investments     (1)

     CHANGE IN UNREALIZED          21,385
         APPRECIATION              ------

  Net increase in net assets       21,396
   resulting from operations

  DISTRIBUTIONS TO SHAREHOLDERS
              FROM:

     Investment income-net              0

        Realized gains                  0
                                       --
  Net decrease in net assets            0
    due to distributions to
    shareholders

  CAPITAL SHARE TRANSACTIONS:

        Issued-regular            150,058

    Issued-in lieu of cash              0
         distributions
      Redeemed - regular                0

  INCREASE IN NET ASSETS DUE       150,058
       TO CAPITAL SHARE
         TRANSACTIONS

    INCREASE IN NET ASSETS         171,454

          NET ASSETS
       Beginning of year                 0

         End of period            $171,454
                                  ========

                                    Page 5
                      DYNAMIC STYLE ROTATION FUND

                     Notes to Financial Statements
                  Four Months Ended November 30, 1998


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on August 3, 1998. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located states in the United States.

Security valuation - Investments in securities traded on a national
------------------
securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

Federal income taxes - The Fund's policy is to comply with the
--------------------
requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $21,385. The cost of portfolio securities for book and federal income tax purposes was $137,306.

Distributions to shareholders - Dividends to shareholders are recorded
-----------------------------
on the ex-dividend date.

Other - The Fund follows industry practice and records security
-----
transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Use of estimates in the preparation of financial statements - The
-----------------------------------------------------------
preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

As of November 30, 1998 there have been no distributions.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1998, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $150,058.

Transactions in capital stock for the period 8/03/98 through 11/30/98 were as follows:

                                           Shares                   Amount

                                           1998                      1998

Shares sold                                12,911                   $150,058

Share issued in reinvestment
  of Dividends                                  0                          0
                                           ------                   --------
     Total                                 12,911                   $150,058
Shares redeemed                                 0                          0
                                           ------                   --------
Net increase                               12,911                   $150,058


NOTE 4 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $137,340 and $32.15, respectively, during the period August 3, 1998 through November 30, 1998; there were no investment transactions involving U.S. Government obligations. As of November 30, 1998 the unrealized appreciation of securities was $21,385.

                                  Page 6

                 Twelve Months Ended November 30, 1998


NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
         AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of its average daily net assets to and including $100,000,000, 1.30% of such assets from $100,000,000 to and including $250,000,000, and 1.10% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.
Securities Service Network, Inc .(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI.
Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI.

NOTE 6 - CONTINGENCIES

Based upon its review of its records, the Fund believes that it did not meet the IRS qualifications for the tax exempt status afforded to a regulated investment company for the year ended November 30, 1998. However, the Fund is currently reviewing its records further to confirm whether or not the Fund met the IRS qualifications. If the Fund failed to meet these qualifications, then the Fund will pay tax on its net investment income and immediately, or (b) pay taxes on unrealized gains when and if such gains are later realized (unless such gains are not realized for 10 years, in which case the Fund would not be required to pay taxes on the gains at all). If the Fund failed to meet the IRS qualifications, the Fund's investment manager will reimburse the Fund for any tax or other liabilities incurred as a result thereof so that there would be no adverse financial consequences for the Fund or its shareholders,

                    DYNAMIC STYLE ROTATION FUND
     Financial Highlights, Selected Per Share Data and Ratios

                                                For the period ended
                                                 November 30, 1998
                                                --------------------

                                                   Per share data:
Net asset value:
     Beginning of period                                   $12.00

Income from investment operations
Net Investment income                                      $0.001
Net realized and unrealized gain                            1.399
    (loss) on investments                                  ------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS              1.400

LESS DISTRIBUTIONS:

Dividends from net investment income                        0.000
Dividends from net realized gains on investments            0.000
                                                           ------
Total distributions                                        $0.000

Net asset value:
     End of period                                        $13.400
                                                          =======

     Total return (annualized)                             40.279%

Ratios:
     Net assets, end of period (thousands)           $171,454.370
     Ratio of expenses to average net assets                 1.39%
     Ratio of net income to average net assets                .03%
     Portfolio turnover rate                                 0.04%
     Average commissions per share                          $0.50000


See notes to financial statements.

                                 Page 8

                                                           Dynamic Style Rotation Fund
                                                       Investment Portfolio Nov. 30, 1998


                                  Shares or                 Market           Percent of       Sector
EQUITY SECURITIES:                Principal Amount          Value            Net Assets       Weighting

Banking & Brokerage                                                                             14.8%
-------------------                                                                             -----
   American Express                     145                 $14,573              8.5%
   Chase Manhattan Bank                 170                 $10,784              6.3%

Computer & Internet Equipment                                                                   31.8%
-----------------------------                                                                   -----
  Cisco Systems                         217                 $16,356              9.5%
  Comverse Technology Inc.              200                 $11,500              6.7%
  Dell Computer                         180                 $10,946              6.4%
  International Business Machines        95                 $15,675              9.1%

Consumer - Durable Goods & Equipment                                                            11.1%
------------------------------------                                                            -----
  General Electric Company              150                 $13,575              7.9%
  Maytag Corp.                          100                 $ 5,413              3.2%

Consumer Staples                                                                                 6.7%
-----------------                                                                                ----
  Clorox Co.                             40                 $ 4,445              2.6%
  Proctor & Gamble                       80                 $ 7,010              4.1%

Information & Services                                                                            3.1%
----------------------                                                                           -----
  Time Warner                            50                 $ 5,294              3.1%

Pharmaceuticals & Biotechnology                                                                  19.2%
--------------------------------                                                                 -----
  Bristol Myers Squibb                  100                 $12,256              7.1%
  Merck                                  40                 $ 6,195              3.6%
  Schering Plough Group                  50                 $ 5,353              3.1%
  Warner Lambert Company                120                 $ 9,068              5.3%

Retail                                                                                            3.1%
------                                                                                           -----
  Walgreen Co.                          100                 $ 5,369              3.1%

Software                                                                                          2.8%
--------                                                                                         -----
  Microsoft Corp.                        40                 $ 4,880              2.8%

Other Assets                                                                                     -0.1%
------------                                                                                     -----
  Receivables Minus Payables                                $  (107)            -0.1%

Money Market Funds                                                                                7.5%
------------------                                                                               -----
  Federated U.S. Treasury Fund       12,870                 $12,870              7.5%


  TOTAL ASSETS:                                            $171,454                             100.0%

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Shareholders and the Board of Trustees
IPS Funds
Dynamic Style Rotation Fund
Knoxville, Tennessee

We have audited the accompanying statement of assets and liabilities of Dynamic Style Rotation Fund, including the schedule for investments in securities, as of November 30, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from inception (August 3, 1998) through November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Style Rotation Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the initial period then ended, in conformity with generally accepted accounting principles.





Knoxville, Tennessee
January 19, 1999